Prepaid expenses and deferred costs	12 Months Ended
Dec. 31, 2017
Prepaid Expense And Deferred Costs [Abstract]
Prepaid expenses and deferred costs

6. Prepaid expenses and deferred costs

As at December 31, 2017, prepaid expenses and deferred costs only consist of prepaid expenses.

As at December 31, 2016, prepaid expenses and deferred costs include USD 2.1 million of prepayments and USD 0.3 million of costs which were incurred in connection with the Company’s Initial Public Offering (“IPO”) and related issuance of new shares. These costs, which consisted principally of legal fees, were deferred and deducted from equity upon issuance of the new shares.